UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
June 15, 2006

Cabot Microelectronics Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-30205	36-4324765
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification)

870 Commons Drive, Aurora, Illinois	60504
(Address of principal executive offices)	(Zip Code)

(630) 375-6631
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On June 15, 2006, Cabot Microelectronics Corporation (the “Corporation”) entered into agreements to acquire substantially all of the assets and assume certain current liabilities of QED Technologies, Inc. (“QED”) and to purchase certain additional associated proprietary technology and intellectual property from a related corporation, Byelocorp Scientific, Inc. (“BSI"), which is controlled by one of the principal shareholders of QED.  The purchase price for the acquired assets is expected to be between $19 and $23.5 million and will be paid in cash from Cabot Microelectronics’ available reserves.  The exact amount of the purchase price is subject to the performance of the acquired business over a two-year period following the closing.  The transaction is expected to close in July 2006 and is contingent on customary closing conditions.  QED is a privately-held company that specializes in unique, patented polishing and metrology systems for high precision optics.

A copy of the press release issued by the Corporation on June 15, 2006, entitled “Cabot Microelectronics Corporation Announces Agreement to Acquire the Assets of QED Technologies, Inc.”, is attached hereto as Exhibit 99.1 and incorporated herein by reference.

This Form 8-K and its attachments contain forward-looking statements that involve risks and uncertainties concerning Cabot Microelectronics Corporation’s purchase of the assets of QED Technologies, Inc., our expected financial performance, and our strategic and operational plans.  Actual events or results may differ materially from those described in this Form 8-K and attachments due to a number of risks and uncertainties.  The potential risks and uncertainties include, among others, the possibility that the transaction will not close or that the closing may be delayed; the reaction of customers of Cabot Microelectronics Corporation and of QED to the transaction; our ability to successfully integrate QED’s operations and employees; our ability to maintain, develop and grow QED’s business after the closing and to realize the expected benefits of the acquisition; and general economic and business conditions.  In addition, please refer to our Quarterly Report on Form 10-Q for the period ended March 31, 2006, and our Annual Report on Form 10-K for the fiscal year ended September 30, 2005, for a list of additional Risk Factors that may affect our business and operational results and the transaction referred to herein.  Cabot Microelectronics Corporation and QED Technologies, Inc., are under no duty to update any of the forward-looking statements after the date of this Form 8-K to conform to actual results.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

99.1 Press release, dated June 15, 2006, entitled “Cabot Microelectronics Corporation Announces Agreement to Acquire the Assets of QED Technologies, Inc.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CABOT MICROELECTRONICS CORPORATION

Date: June 15, 2006	By:	/s/ WILLIAM S. JOHNSON
William S. Johnson
Vice President and Chief Financial Officer
[Principal Financial Officer]

INDEX TO EXHIBITS

Exhibit Number	Title
99.1	Press release, dated June 15, 2006, entitled “Cabot Microelectronics Corporation Announces Agreement to Acquire the Assets of QED Technologies, Inc.”